SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.	Other Events.

On October 21, 2003, Genaera Corporation (the “Company”) issued a press release announcing that John A. Skolas joined the Company as Senior Vice President, Chief Financial Officer, General Counsel and Secretary. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated October 21, 2003 – “Genaera Corporation Appoints John A. Skolas as Chief Financial Officer, General Counsel and Secretary”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ John A. Skolas

John A. Skolas
Senior Vice President, Chief Financial Officer and General Counsel

Dated: October 23, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated October 21, 2003 – “Genaera Corporation Appoints John A. Skolas as Chief Financial Officer, General Counsel and Secretary”.